EXHIBIT 10.8
























































                                EXHIBIT 10.8-1

                         WORLD WASTE TECHNOLOGIES, INC.
                             Notice of Warrant Grant


         You have been granted the following Warrant to purchase shares of the Common Stock of World Waste Technologies, Inc. (the "Company"):

  Name of Warrant Holder:      Thomas L. Collins

  Total Number of Shares:      100,000

  Exercise Price Per Share:    $1.50

  Date of Grant:               May 10, 2004

  Date Exercisable:            This Warrant may be exercised with respect to the
                               first 25% of the Shares  subject to this  Warrant
                               when  the  Holder   completes   eight  months  of
                               continuous Service after the Vesting Commencement
                               Date.  This Warrant may be exercised with respect
                               to an additional  1/12th of the remaining  Shares
                               subject to this warrant when the Holder completes
                               each   three   months   of   continuous   Service
                               thereafter. This Warrant may become exercisable on an accelerated basis under Section 2 of the Warrant.

  Vesting Commencement         May 1, 2004
  Date:


  Expiration Date:             May 9, 2011.  This Warrant expires earlier if the
                               Holder's Service terminates earlier, as provided in Section 1 of the Warrant.

  Service: For purposes of this Warrant, "Service" shall be defined as shall mean service as (i) any individual who is a common-law employee of the Company, a parent or a subsidiary, (ii) any member of the Board of Directors who is not an employee (iii) or a person who performs bona fide services for the Company, a parent or a subsidiary as a consultant or advisor, excluding employees.













                                     10.8-2

By your signature and the signature of the Company's representative below, you and the Company agree that this warrant is granted under and governed by the terms and conditions of the Warrant, which is attached to and made a part of this document.

WARRANT HOLDER:                        WORLD WASTE TECHNOLOGIES, INC.


By:                                    By:
   ---------------------------------      --------------------------------------


Date:                                  Title:
     -------------------------------         -----------------------------------


                                       Date:
                                            ------------------------------------







































                                     10.8-3

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                 VOID AFTER 11:59 PM MAY 9, 2011

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                          WORLD WASTE TECHNOLOGIES, INC


THIS CERTIFIES THAT, Thomas L. Collins ("Holder") is entitled to purchase the above number of fully paid and non-assessable shares of the Common Stock (the "Shares") of World Waste Technologies, Inc., a California corporation (the "Company), having an Exercise Price as set forth above.

         1. Term and Expiration. This Warrant is exercisable, in whole or in
            -------------------
part, prior to its expiration at the time or times set forth in the Notice of Grant above, after which time the Warrant shall be void. This Warrant shall in any event expire on the expiration date set forth in the Notice of Grant above, which date is 7 years after the Date of Grant. If the Holder's Service terminates for any reason, then this Warrant shall expire on the earliest of the following occasions: (i) The expiration date determined pursuant to Section 1 hereof; (ii) The date three months after the termination of the Holder's Service for any reason other than disability; or (iii) the date 12 months after the termination of the Holder's Service by reason of disability. When the Holder's Service terminates, this Warrant shall expire immediately with respect to the number of Shares for which this Warrant is not yet exercisable. In the event that the Holder dies after termination of Service but before the expiration of this Warrant, all or part of this Warrant may be exercised (prior to expiration) by the executors or administrators of the Holder's estate or by any person who has acquired this Warrant directly from the Holder by beneficiary designation, bequest or inheritance, but only to the extent that this Warrant had become exercisable before the Holder's Service terminated. For any purpose under this Warrant, Service shall be deemed to continue while the Holder is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

         2. Method of Exercise; Payment; Issuance of New Warrant. Subject to the
            ----------------------------------------------------
other terms and conditions hereof, the right to purchase Shares represented by this Warrant may be exercised by Holder prior to its expiration at the time or times set forth in the Notice of Grant above, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased or by net exercise pursuant to Section 6 hereof. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be promptly delivered to Holder and, unless this


                                     10.8-4

Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be promptly delivered to Holder. In addition, the following rules shall apply if the Company is subject to a change in control before the Holder's Service terminates: This Warrant shall become exercisable in full if (A) this Warrant does not remain outstanding following the change in control, (B) this Warrant is not assumed by the surviving corporation or its parent, (C) the surviving corporation or its parent does not substitute a Warrant with substantially the same terms for this Warrant or (D) the full value of this Warrant (whether or not exercisable) is not settled in cash or cash equivalents (including, without limitation, deferred cash payments).

         3. Exercise Price. The  Exercise  Price  at  which  this Warrant may be
            --------------
exercised shall be the Initial Exercise Price as set forth in the Notice of Grant above, as adjusted from time to time for stock splits, reclassifications, combinations and the like.

         4. [Reserved.]

         5. Transferability and Negotiability of Warrant. This  Warrant  may not
            --------------------------------------------
be  transferred  or  assigned  in  whole  or in  part  without  compliance  with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 5, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

         6. Cash-less Exercise. In lieu of exercising this Warrant for cash, the
            ------------------
Holder may elect to exchange this Warrant for Shares equal to the value of this Warrant, in whole or in part, by surrender of this Warrant, in whole or in part as the case may be, together with notice of such election, at the principal office of the Company.

         7. No Retention Rights. Nothing  in this Agreement or in the Plan shall
            -------------------
confer upon the Holder any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Holder, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without cause.

         8. Successors And Assigns. Except as  otherwise  expressly  provided to
            ----------------------
the contrary, the provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Holder and the Holder's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.



                                     10.8-5

         9. Tax Consequences. The grant, exercise, acquisition or disposition of
            ----------------
the Shares may result in adverse tax consequences. The Holder should consult with his or her tax advisor to determine the tax consequences of the granting, exercising, acquiring or disposing of the Purchased Shares.

         10. Legends. All  certificates  issued pursuant to the exercise of this
             -------
Warrant evidencing Shares shall bear the following legends:

               "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

               "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

         11. Waivers and Amendments. Any  term of this Warrant may be amended or
             ----------------------
waived with the written consent of the Company and the Holder. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         12. Miscellaneous. The  Company  covenants  that  it  will at all times
             -------------
reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of Shares to permit the exercise hereof in full. Such Shares, when issued in compliance with the provisions of this Warrant and the Company's Articles of Certificate, will be duly authorized, validly issued, fully paid and non-assessable. No Holder of this Warrant, as such, shall, prior to the exercise of this Warrant, be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon Holder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor. This Warrant shall be governed by and construed under the laws of the State of California.

                                     10.8-6

                               NOTICE OF EXERCISE

TO:     WORLD WASTE TECHNOLOGIES, INC.

         1. The undersigned  hereby elects to purchase             shares of the
                                                       ------------
Common Stock of WORLD WASTE TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

         2. The undersigned  hereby elects to purchase             shares of the
                                                      -------------
Common Stock of WORLD WASTE TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant on a net exercise basis in accordance with Section 6.

         3. In connection with the purchase of the above-listed Common Stock, the undersigned hereby submits an executed Investment Representation Statement as attached hereto.

         4. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:




                                         Name:
                                              ----------------------------------

                                         Tax ID:
                                                --------------------------------


                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------





                                        Signed:
                                               ---------------------------------



                                          Date:
                                               ---------------------------------

                                     10.8-7

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER   :   ____________________________________
COMPANY     :   WORLD WASTE TECHNOLOGIES, INC.
SECURITY    :   COMMON STOCK
AMOUNT      :   ____________________________________
DATE        :   ____________________________________

         In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

         (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser satisfactory to the Company or receipt of a no-action letter from the Securities and Exchange Commission.

         (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

         (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.





                                     10.8-8

         (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.




Date:  ________________________   _________________________________________
                                          Purchaser









































                                     10.8-9